CURTIS B MORRISON, CPA
                               4009 Seminole Trail
                              Granbury, Texas 76048
                                  (817)279-0105





                                               EXHIBIT 23






                        CONSENT OF INDEPENDENT ACCOUNTANT


I consent to the incorporation of my report dated December 31, 1998, accompanying the financial statements included in this annual report on Form 11-K, in the prospectus forming part of Tandy Corporation's registration statement on Form S-8 for its Tandy Employees Supplemental Stock Program.







                                        /s/
                                     CURTIS B. MORRISON, CPA

Fort Worth, Texas

June 9, 1999